Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,500,301
Unrealized Gain (Loss) on Market Value of Futures	1,503,655
Dividend Income	8,734
ETF Transaction Fees	1,050
Total Income (Loss)	$8,013,740

Expenses
Management Fees	$89,423
Professional Fees	18,975
Brokerage Commissions	12,670
Directors' Fees and insurance	2,488
Total Expenses	$123,556
Net Income (Loss)	$7,890,184

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/20	$140,098,486
Withdrawals (1,150,000 Shares)	(34,425,328)
Net Income (Loss)	7,890,184
Net Asset Value End of Month	$113,563,342
Net Asset Value Per Share (3,700,000 Shares)	$30.69

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$994,163
Unrealized Gain (Loss) on Market Value of Futures	883,188
Dividend Income	1,886
Interest Income	955
ETF Transaction Fees	3,150
Total Income (Loss)	$1,883,342

Expenses
Management Fees	$16,588
Professional Fees	7,818
Brokerage Commissions	841
Directors' Fees and insurance	223
Total Expenses	25,470
Expense Waiver	(5,053)
Net Expenses	$20,417
Net Income (Loss)	$1,862,925

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/20	$20,593,726
Additions (900,000 Shares)	16,160,718
Withdrawals (400,000 Shares)	(7,334,855)
Net Income (Loss)	1,862,925
Net Asset Value End of Month	$31,282,514
Net Asset Value Per Share (1,650,000 Shares)	$18.96

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$7,494,464
Unrealized Gain (Loss) on Market Value of Futures	2,386,843
Dividend Income	10,620
Interest Income	955
ETF Transaction Fees	4,200
Total Income (Loss)	$9,897,082

Expenses
Management Fees	$106,011
Professional Fees	26,793
Brokerage Commissions	13,511
Directors' Fees and insurance	2,711
Total Expenses	149,026
Expense Waiver	(5,053)
Net Expenses	$143,973
Net Income (Loss)	$9,753,109

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/20	$160,692,212
Additions (900,000 Shares)	16,160,718
Withdrawals (1,550,000 Shares)	(41,760,183)
Net Income (Loss)	9,753,109
Net Asset Value End of Month	$144,845,856

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596